SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 25, 2006
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                        Stewardship Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)

             New Jersey                    0-21855               22-3351447
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 (State or Other Jurisdiction of        (Commission           (IRS Employer
           Incorporation)               File Number)         Identification No.)


630 Godwin Avenue, Midland Park,  NJ                                  07432
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  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code        (201)  444-7100
                                                  ------------------------------

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         (Former Name or Former Address, if Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On July 25, 2006, Stewardship Financial Corporation issued a press release announcing its unaudited results for the quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.   Financial Statements and Exhibits

            (c) The following exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed":

                   Exhibit No.                       Description
                  ------------              ---------------------------------

                  Exhibit 99.1              Press Release dated July 25, 2006

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







Date:      July 27, 2006                       Stewardship Financial Corporation
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                                               /s/  Julie E. Holland
                                               ---------------------------------
                                                    Julie E. Holland
                                                    Vice President and Treasurer